UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 15, 2022

Sonnet BioTherapeutics Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35570	20-2932652
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Overlook Center, Suite 102 Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 375-2227

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SONN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Private Placement of Preferred Stock and Warrants

On August 15, 2022, Sonnet BioTherapeutics Holdings, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the investors named therein (the “Purchasers”), pursuant to which the Company agreed to issue, in a private placement (the “Offering”), an aggregate of (i) 22,275 shares (the “Series 3 Preferred Shares”) of the Company’s Series 3 Convertible Preferred Stock, stated value $100 per share (“Series 3 Preferred Stock”), convertible into an aggregate of 7,654,642 shares of the Company’s common stock, par value $0.0001 (the “Common Stock”), (ii) 225 shares (the “Series 4 Preferred Shares” and, collectively with the Series 3 Preferred Shares, the “Preferred Shares”) of the Company’s Series 4 Convertible Preferred Stock, stated value $100 per share (“Series 4 Preferred Stock” and together with the Series 3 Preferred Stock, the “Preferred Stock”), convertible into an aggregate of 77,323 shares of Common Stock (the shares of Common Stock issuable upon conversion of the Preferred Shares, collectively, the “Conversion Shares”), and (iii) Series 3 Warrants (the “Warrants”), to purchase up to an aggregate of 3,865,982 shares of Common Stock the (the “Warrant Shares”). The Series 3 Preferred Shares are convertible, following the effectiveness of the Reverse Split Amendment (as defined below), into an aggregate of 7,654,642 shares of Common Stock at a conversion price of $0.291 per share (the market price of the Common Stock under the rules of the Nasdaq Stock Market) and the Series 4 Preferred Shares are convertible, following the effectiveness of the Reverse Stock Split Amendment, into an aggregate of 77,323 shares of Common Stock at a conversion price of $0.291 per share (the market price of the Common Stock under the rules of the Nasdaq Stock Market). The Warrants have an exercise price of $0.291 per share (the market price of the Common Stock under the rules of the Nasdaq Stock Market), are exercisable commencing six months after issuance and will expire five years from the initial issuance date.

The Purchase Agreement contained customary representations and warranties and agreements of the Company and the Purchasers and customary indemnification rights and obligations of the parties. The offering closed on August 15, 2022.

In connection with the Offering and in accordance with the Purchase Agreement, the Company plans to call a special meeting (the “Special Meeting”) of stockholders for approval of the Reverse Split Amendment (as defined below). As previously disclosed, the Company is not currently in compliance with the requirement to maintain a minimum bid price of $1.00 per share for continued listing on The Nasdaq Capital Market. The Company has until October 3, 2022 to regain compliance and intends to implement a reverse split of its Common Stock to regain compliance if the Reverse Split Amendment is approved at the Special Meeting. See “Additional Information and Where to Find It” below.

A description of the terms of the Series 3 Preferred Stock and Series 4 Preferred Stock is included under Item 5.03 of this Current Report and is incorporated herein by reference.

The Company expects to receive gross proceeds of approximately $2,250,000 from the Offering. The Company intends to use the net proceeds to further the Company’s research and development activities.

In connection with the Offering, on August 15, 2022, the Company and the Purchasers entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which the Company is required to file a registration statement with the Securities and Exchange Commission (the “SEC”) to register for resale the shares that are issuable upon conversion of shares of Preferred Stock, and the shares issuable upon exercise of the Warrants. Under the terms of the Registration Rights Agreement, the Company is obligated to file a registration statement covering the Conversion Shares and the Warrant Shares with the SEC on or before August 30, 2022 and to use its commercially reasonable efforts to cause the registration statement declared effective by the SEC within five days after the Reverse Stock Split Amendment is effective.

The Purchase Agreement, the Registration Rights Agreement and the Form of Warrant are attached as Exhibits 10.1, 10.2 and 4.1 hereto, respectively. The description of the terms of the Purchase Agreement, the Registration Rights Agreement and the Warrants is not intended to be complete and is qualified in its entirety by reference to such exhibits.

Neither the disclosures on this Form 8-K nor the attached press release shall constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Registered At-the-Market Offering of Common Stock

On August 15, 2022, the Company entered into an At-the-Market Sales Agreement (the “Sales Agreement”) with BTIG, LLC (“BTIG”), pursuant to which the Company may offer and sell, from time to time, through BTIG, as sales agent and/or principal, shares of its Common Stock, having an aggregate offering price of up to $25.0 million (“Shares”), subject to certain limitations on the amount of Common Stock that may be offered and sold by the Company set forth in the Sales Agreement. The Company is not obligated to make any sales of Shares under the Sales Agreement and any determination by the Company to do so will be dependent, among other things, on market conditions and the Company’s capital raising needs. If the Company determines to sell Shares directly to BTIG, as principal (each such transaction, a “Principal Transaction”), the Company and BTIG will enter into a separate agreement that governs such Principal Transaction.

Offers and sales of Shares by the Company under the Sales Agreement, if any, will be made through a prospectus supplement, dated August 15, 2022 (the “ATM Prospectus Supplement”), to the prospectus forming a part of the Company’s shelf registration statement on Form S-3 filed by the Company with the SEC on December 17, 2020 (the “Registration Statement”) and declared effective by the SEC on December 29, 2020. Due to the offering limitations applicable to the Company under General Instruction I.B.6. of Form S-3 and the Company’s public float as of August 15, 2022, and in accordance with the terms of the Sales Agreement, the Company may offer Shares having an aggregate gross sales price of up to $6,090,000 pursuant to the prospectus supplement dated August 15, 2022.

Sales of the Shares, if any, made under the ATM Prospectus Supplement may be made in negotiated transactions, which may include block trades, or by any method that is deemed to be an “at the market offering” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on the Nasdaq Capital Market or sales made to or through a market maker other than on an exchange. Upon delivery of a placement notice and subject to the terms and conditions of the Sales Agreement, BTIG will use commercially reasonable efforts, consistent with its normal trading and sales practices, applicable state and federal law, rules and regulations, and the rules of the Nasdaq Capital Market, to sell the Shares from time to time based upon the Company’s instructions, including any price, time or size limits specified by the Company. BTIG is not obligated to purchase any Shares on a principal basis pursuant to the Sales Agreement.

The Company will pay BTIG commissions for its services in acting as agent in the sale of Shares pursuant to the Sales Agreement. BTIG will be entitled to compensation at a fixed commission rate of 3.0% of the gross proceeds from the sale of Shares pursuant to the Sales Agreement. The Company has agreed to provide BTIG and BTIG Affiliates (as defined in the Sales Agreement) with customary indemnification and contribution rights, including for liabilities under the Securities Act. The Company also will reimburse BTIG for certain specified expenses in connection with entering into the Sales Agreement up to $75,000, and certain specified expenses on a quarterly basis not to exceed $7,500. The Sales Agreement contains customary representations and warranties and conditions to the placements of the Shares pursuant thereto, obligations to sell Shares under the Sales Agreement are subject to satisfaction of certain conditions, including the effectiveness of the Registration Statement and other customary closing conditions. The Sales Agreement will terminate upon the earlier of (i) the sale of all Shares subject to the Sales Agreement and (ii) termination of the Sales Agreement as permitted therein. The Company may terminate the Sales Agreement in its sole discretion at any time by giving 10 days’ prior notice to BTIG. BTIG may terminate the Sales Agreement under the circumstances specified in the Sales Agreement and in its sole discretion at any time by giving 10 days’ prior notice to the Company.

The foregoing description of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agreement. A copy of the Sales Agreement is attached hereto as Exhibit 1.1.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of offers to buy any securities of the Company, and shall not constitute an offer, solicitation or sale of any security in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

A copy of the legal opinion and consent of Lowenstein Sandler LLP relating to the legality of the Shares that may be issued pursuant to the Sales Agreement is attached hereto as Exhibit 5.1.

Item 2.02.	Results of Operations and Financial Condition.

On August 15, 2022, the Company issued a press release regarding financial results for the quarter ended June 30, 2022. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. See “Safe Harbor for Forward-Looking Statements” below.

Item 3.02	Unregistered Sales of Equity Securities.

The Company issued the Preferred Shares and the Warrants pursuant to the exemption from the registration requirements of the Securities Act, available under Section 4(a)(2) and/or Rule 506(b) of Regulation D promulgated thereunder and intends to issue the Conversion Shares and the Warrant Shares pursuant to the same exemption. A description of the Preferred Stock and the Warrants under Item 1.01 of this Form 8-K is incorporated by reference herein. A form of the Warrants has been filed as an exhibit to this Form 8-K and is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Preferred Stock

Series 3 Preferred Stock

On August 15, 2022, the Company filed a Certificate of Designation of Preferences, Rights and Limitations with the Secretary of State of the State of Delaware designating 22,275 shares out of the authorized but unissued shares of its preferred stock as Series 3 Preferred Stock with a stated value of $100 per share (the “Series 3 Certificate of Designation”). The following is a summary of the principal terms of the Series 3 Preferred Stock as set forth in the Series 3 Certificate of Designation:

Dividends

The holders of Series 3 Preferred Stock will be entitled to dividends, on an as-if converted basis, equal to and in the same form as dividends actually paid on shares of Common Stock, when and if actually paid.

Voting Rights

The shares of Series 3 Preferred Stock has no voting rights, except the right to vote, with the holders of Common Stock, as a single class, on any resolution presented to stockholders for the purpose of obtaining approval of a proposed amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), to effect a reverse split of the outstanding shares of the Common Stock at a ratio to be determined (the “Reverse Split Amendment”), with each share of Series 3 Preferred Stock entitled to vote on an as-converted basis (whether or not such conversion shares are then convertible and disregarding any limitations on conversion).

As long as any shares of Series 3 Preferred Stock are outstanding, the Company may not, without the approval of a majority of the then outstanding shares of Series 3 Preferred Stock (a) alter or change adversely the powers, preferences or rights of the Series 3 Preferred Stock, (b) increase the number of authorized shares of Series 3 Preferred Stock, or (c) enter into any agreement with respect to any of the foregoing.

Liquidation

Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a “Liquidation”), the then holders of the Series 3 Preferred Stock shall be entitled to receive out of the assets available for distribution to stockholders of the Company an amount equal to 100% of the Stated Value and no more, prior and in preference to the Common Stock.

Conversion

The Series 3 Preferred Stock is convertible into Common Stock at any time after the date on which the Reverse Split Amendment is filed and effective with the Secretary of State of the State of Delaware (the “Reverse Stock Split Date”) at a conversion price of $0.291 per share (the market price of the Common Stock under the rules of the Nasdaq Stock Market), subject to adjustment as set forth in the Series 3 Certificate of Designation (the “Series 3 Conversion Price”). Upon conversion the shares of Series 3 Preferred Stock will resume the status of authorized but unissued shares of preferred stock of the Company.

Conversion at the Option of the Holder

The Series 3 Preferred Stock is convertible at the Series 3 Conversion Price at the option of the holder at any time and from time to time from and after the Reverse Stock Split Date.

Mandatory Conversion and Forced Conversion by the Company

On the Reverse Stock Split Date or, if certain conditions are not satisfied on such date, on the first such date that such conditions are satisfied (but within and no later than 90 trading days after the Reverse Stock Split Date), the Company may give notice requiring the holders to convert the outstanding shares of Series 3 Preferred Stock into shares of Common Stock at the then-effective Series 3 Conversion Price on the 15th day following such notice.

Any time after December 14, 2022, subject to the satisfaction of certain conditions, the Company has the right to provide written notice to the holders to cause the holders to convert all or such part of their Series 3 Preferred Stock as specified in such notice into shares of Common Stock at the then-effective Series 3 Conversion Price on the date of such notice provided that the Company may not give such a notice more than once in any 60-day period and or within 60 days of a mandatory conversion pursuant to the provisions described in the previous paragraph.

Beneficial Ownership Limitation

The Series 3 Preferred Stock cannot be converted to Common Stock if the holder and its affiliates would beneficially own more than 4.99% (or 9.99% at the election of the holder) of the outstanding Common Stock. However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99% upon notice to us, provided that any increase in this limitation will not be effective until 61 days after such notice from the holder to us and such increase or decrease will apply only to the holder providing such notice.

Preemptive Rights

No holders of Series 3 Preferred Stock will, as holders of Series 3 Preferred Stock, have any preemptive rights to purchase or subscribe for our Common Stock or any of our other securities.

Redemption

The shares of Series 3 Preferred Stock are not redeemable by the Company.

Trading Market

There is no established trading market for any of the Series 3 Preferred Stock, and we do not expect a market to develop. We do not intend to apply for a listing for any of the Series 3 Preferred Stock on any securities exchange or other nationally recognized trading system. Without an active trading market, the liquidity of the Series 3 Preferred Stock will be limited.

Series 4 Preferred Stock

On August 15, 2022, the Company filed a Certificate of Designation of Preferences, Rights and Limitations with the Secretary of State of the State of Delaware designating 225 shares out of the authorized but unissued shares of its preferred stock as Series 4 Preferred Stock with a stated value of $100 per share (the “Series 4 Certificate of Designation”). The following is a summary of the principal terms of the Series 4 Preferred Stock as set forth in the Series 4 Certificate of Designation:

Dividends

The holders of Series 4 Preferred Stock will be entitled to dividends, on an as-if converted basis, equal to and in the same form as dividends actually paid on shares of Common Stock, when and if actually paid.

Voting Rights

The Series 4 Preferred Stock has no voting rights, except the right to vote, with the holders of Common Stock and holders of Series 3 Preferred Stock, as a single class, on the Reverse Stock Split Amendment. Each share of Series 4 Preferred Stock is entitled to 250,000,000 votes per share thereon; provided, that such shares of Series 4 Preferred Stock will, to the extent cast on the proposal to adopt and approve the Reverse Stock Split Amendment, be automatically and without further action of the holders voted in the same proportions as shares of Common Stock (excluding any shares of Common Stock that are not voted), Series 3 Convertible Preferred Stock and any other issued and outstanding shares of preferred stock of the Company having the right to vote thereon (other than the Series 4 Preferred Stock and shares of preferred stock not voted) are voted on such proposal. As an example, if 50.5% of the outstanding shares of Common Stock and Series 3 Preferred Stock voted at the meeting are voted in favor of the Reverse Split Amendment, the Company will count 50.5% of the votes cast by the holders of the Series 4 Preferred Stock as votes in favor of the Reverse Split Amendment.

As long as any shares of Series 4 Preferred Stock are outstanding, the Company may not, without the approval of a majority of the then outstanding shares of Series 4 Preferred Stock (a) alter or change adversely the powers, preferences or rights of the Series 4 Preferred Stock, (b) increase the number of authorized shares of Series 4 Preferred Stock, or (c) enter into any agreement with respect to any of the foregoing.

Liquidation

Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a “Liquidation”), the then holders of the Series 4 Preferred Stock shall be entitled to receive out of the assets available for distribution to stockholders of the Company an amount equal to 100% of the Stated Value and no more, prior and in preference to the Common Stock.

Conversion

The Series 4 Preferred Stock is convertible into Common Stock at any time after the Reverse Stock Split Date at a conversion price of $0.291 per share (the market price of the Common Stock under the rules of the Nasdaq Stock Market), subject to adjustment as set forth in the Series 4 Certificate of Designation (the “Series 4 Conversion Price”). Upon conversion the shares of Series 3 Preferred Stock will resume the status of authorized but unissued shares of preferred stock of the Company.

Conversion at the Option of the Holder

The Series 4 Preferred Stock is convertible at the Series 4 Conversion Price at the option of the holder at any time and from time to time from and after the Reverse Stock Split Date.

Mandatory Conversion and Forced Conversion by the Company

On the Reverse Stock Split Date or, if certain conditions are not satisfied on such date, on the first such date that such conditions are satisfied (but within and no later than 90 trading days after the Reverse Stock Split Date), the Company may give notice requiring the holders to convert the outstanding shares of Series 4 Preferred Stock into shares of Common Stock at the then-effective Series 4 Conversion Price on the 15th day following such notice.

Any time after December 14, 2022, subject to the satisfaction of certain conditions, the Company has the right to provide written notice to the holders to cause the holders to convert all or such part of their Series 4 Preferred Stock as specified in such notice into shares of Common Stock at the then-effective Series 4 Conversion Price on the date of such notice provided that the Company may not give such a notice more than once in any 60-day period and or within 60 days of a mandatory conversion pursuant to the provisions described in the previous paragraph.

Beneficial Ownership Limitation

The Series 4 Preferred Stock cannot be converted to Common Stock if the holder and its affiliates would beneficially own more than 4.99% (or 9.99% at the election of the holder) of the outstanding Common Stock.

However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99% upon notice to us, provided that any increase in this limitation will not be effective until 61 days after such notice from the holder to us and such increase or decrease will apply only to the holder providing such notice.

Preemptive Rights

No holders of Series 4 Preferred Stock will, as holders of Series 4 Preferred Stock, have any preemptive rights to purchase or subscribe for our Common Stock or any of our other securities.

Redemption

The shares of Series 4 Preferred Stock are not redeemable by the Company.

Trading Market

There is no established trading market for any of the Series 4 Preferred Stock, and we do not expect a market to develop. We do not intend to apply for a listing for any of the Series 4 Preferred Stock on any securities exchange or other nationally recognized trading system. Without an active trading market, the liquidity of the Series 4 Preferred Stock will be limited.

The summaries above are not intended to be complete and are qualified in their entirety by reference to the Series 3 Certificate of Designation and the Series 4 Certificate of Designation, each of which is filed as an exhibit to this Form 8-K and is incorporated by reference herein.

Bylaw Amendments

On August 15, 2022, the board of directors (the “Board”) of the Company adopted the Amended and Restated Bylaws of the Company (the “Bylaws”), effective immediately. The Bylaws, among other things:

●	Add procedures relating to the adjournment of stockholder meetings, as well as provide that, in addition to the stockholders, the chairperson of a stockholder meeting shall have the power to adjourn the meeting;
●	Provide that the size of the Board shall be one or more directors, such number to be fixed by the Board by resolution;
●	Provide that the Company shall pay the expenses incurred by any former or current director or officer, or any director or officer who is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, in defending any action, suit or proceeding, whether civil, criminal, administrative or investigative, in advance of its final disposition;
●	Provide for notice to stockholders and directors via electronic transmission;
●	Provide for the use of electronic signatures when an officer, director, stockholder, employee or agent executes any document, including, without limitation, any consent, agreement, certificate or instrument, required by the Delaware General Corporate Law (the “DGCL”), the Certificate of Incorporation or the Bylaws, or when any other contract, agreement, certificate or instrument is executed on behalf of the Company;
●	Provide the Board with the authority to adopt, amend or alter any Bylaws fixing the Board’s size, qualifications, classifications, term of office, or the right of the stockholders to remove the Board from office;
●	Provide the addition of an exclusive forum selection provision so that, unless the Company consents in writing to the selection of an alternative forum, any (A) (i) derivative action, (ii) fiduciary duty claim, (iii) action asserting a claim arising pursuant to any provision of the DGCL, this Certificate of Incorporation or the Bylaws or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware or (iv) any action asserting a claim governed by the internal affairs doctrine of the law of the state of the State of Delaware, be exclusively brought in the Delaware Court of Chancery or, if such court does not have subject matter jurisdiction thereof, the federal district court of the State of Delaware, or (B) claim asserting a cause of action arising under the Securities Act of 1933, as amended, must be brought exclusively in federal district court instead of a state court, and that any person or entity purchasing or otherwise acquiring any interest in any security of the Company shall be deemed to have notice of and consented to this provision; and
●	Modify the quorum requirement such that presence, in person or by proxy, of the holders of one-third of the voting power of the outstanding shares of stock entitled to vote at a stockholder meeting constitutes a quorum for the transaction of business at a stockholder meeting.

The foregoing summary of the changes effected by the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws, which are attached hereto as Exhibit 3.3 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	At-The-Market Sales Agreement, dated August 15, 2022, between the Company and BTIG
3.1	Certificate of Designation of Preferences, Rights and Limitations of Series 3 Preferred Stock
3.2	Certificate of Designation of Preferences, Rights and Limitations of Series 4 Preferred Stock
3.3	Amended and Restated Bylaws
4.1	Form of Warrant
5.1	Opinion of Lowenstein Sandler LLP
10.1	Form of Purchase Agreement
10.2	Form of Registration Rights Agreement
23.1	Consent of Lowenstein Sandler LLP (included in Exhibit 5.1)
99.1	Press Release, dated August 15, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Additional Information and Where to Find It

The proposal to approve the Reverse Split Amendment described above will be submitted to the Company’s stockholders for their consideration. The Company intends to file a proxy statement (the “Proxy Statement”) that will be sent to all holders of record of the Company’s Common Stock, Series 3 Preferred Stock and Series 4 Preferred Stock in connection with the Reverse Split Amendment. This Form 8-K does not contain all the information that should be considered concerning the Reverse Split Amendment and is not intended to form the basis of any investment decision or any other decision in respect of the Reverse Split Amendment. The Company’s stockholders and other interested persons are advised to read, when available, the preliminary Proxy Statement and the amendments thereto and the definitive Proxy Statement and other documents filed in connection with the Reverse Split Amendment, as these materials will contain important information about the Company and the Reverse Split Amendment. When available, the definitive Proxy Statement and other relevant materials for the proposed Reverse Split Amendment will be mailed to stockholders of the Company as of the close of business on August 17, 2022. The Company’s stockholders will also be able to obtain copies of the preliminary Proxy Statement, the definitive Proxy Statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to the Company’s Chief Financial Officer c/o Sonnet BioTherapeutics Holdings, Inc., 100 Overlook Center, Suite 102, Princeton, NJ 08540.

Appointment of Proxy Solicitor & Participants in Solicitation

We have engaged Alliance Advisors LLC (“Alliance”) to assist us with the solicitation of proxies in connection with the special meeting. We expect to pay Alliance a fee of $7,500, plus reimbursement for certain expenses related to its services.

The Company and its directors and executive officers may also be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the special meeting. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s Annual Report for the year ended September 30, 2021 on Form 10-K, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov. To the extent such holdings of the Company’s securities may have changed since that time, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such participants will be contained in the Proxy Statement for the proposed Reverse Split Amendment when available.

Safe Harbor for Forward-Looking Statements

Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. Forward-looking statements are based on the Company’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond the Company’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, among others, the failure to obtain stockholder approval for the Reverse Split Amendment and the other risks, uncertainties and factors detailed in the Company’s filings with the SEC, including in the Company’s Annual Report for the year ended September 30, 2021 on Form 10-K, which was filed with the SEC. As a result of such risks, uncertainties and factors, the Company’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. The Company is providing the information in this communication as of this date and assumes no obligations to update the information included in this communication or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sonnet BioTherapeutics Holdings, Inc.

August 15, 2022	By:	/s/ Pankaj Mohan, Ph.D.
	Name:	Pankaj Mohan, Ph.D.
	Title:	Chief Executive Officer